UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023 (May 18, 2023)

Better World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Park Avenue

New York, New York 10021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed on December 9, 2022, Better World Acquisition Corp., a Delaware corporation (“Better World”), entered into that certain Business Combination Agreement, dated as of December 9, 2022 (as amended, the “Business Combination Agreement”), by and among Better World, Heritage Distilling Holding Company, Inc., a Delaware corporation (together with its successors, “Heritage”), Heritage Distilling Group, Inc. (formerly known as HDH Newco, Inc.), a Delaware corporation and a wholly-owned subsidiary of Better World (“Pubco” ), BWA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, HD Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco, BWA Holdings LLC, a Delaware limited liability company, in the capacity as the representative for the stockholders of Heritage and Pubco (other than the former Heritage stockholders), and Justin Stiefel, in the capacity as the representative for certain security holders of Heritage, for a proposed business combination among the parties.

On May 18, 2023, Better World notified Heritage that Better World was electing to terminate the Business Combination Agreement pursuant to Section 8.1(b) thereof, effective as of the date of such notice (the “Termination”). As a result of the Termination, the Business Combination Agreement is of no further force and effect, with the exception of the specified provisions in Section 8.2 of the Business Combination Agreement, which shall survive the termination of the Business Combination Agreement and remain in full force and effect in accordance with their respective terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

Dated: May 18, 2023	By:	/s/ Peter S.H. Grubstein
		Name:	Peter S.H. Grubstein
		Title:	Chief Financial Officer

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